UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2012

Date of reporting period:  November 30, 2012

Item 1. Reports to Stockholders.

Annual Report

November 30, 2012

Investment Adviser

Gerstein, Fisher & Associates, Inc.
565 Fifth Avenue, 27th Floor
New York, New York  10017

Phone: 800-473-1155
www.gersteinfisher.com/GFMGX
www.gersteinfisher.com/GFIGX

Table of Contents

LETTERS TO SHAREHOLDERS	3

EXPENSE EXAMPLES	7

INVESTMENT HIGHLIGHTS	9

SCHEDULES OF INVESTMENTS	13

STATEMENT OF ASSETS AND LIABILITIES	31

STATEMENT OF OPERATIONS	32

STATEMENTS OF CHANGES IN NET ASSETS	33

FINANCIAL HIGHLIGHTS	35

NOTES TO FINANCIAL STATEMENTS	37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	46

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	47

NOTICE OF PRIVACY POLICY & PRACTICES	50

ADDITIONAL INFORMATION	51

Gerstein Fisher Multi-Factor Growth Equity Fund

Dear Fellow Shareholders,

Despite a stream of negative headlines, the US stock market (as measured by the S&P 500 Index) finished the trailing one year period ended 11/30/2012 with a powerful advance of 16.13%.  The market posted strong gains early in 2012 before dropping sharply in May owing to the worsening sovereign debt crisis in Europe and slower economic growth in the US.  Since June, the market has made steady gains except for a brief, sharp drop after the elections on November 6.  It is important to recall the role that we envision the Gerstein Fisher Multi-Factor Growth Equity Fund playing within an investor’s overall diversified portfolio.  The fund is designed to be an all-cap US growth equity portfolio with additional exposures to targeted, systematic risk factors that include small companies, value and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures.  While we seek to capture a larger share of the equity market’s upside, it needs to be understood that this additional return is fundamentally linked to additional risk and volatility.

As specified in fund documentation, the portfolio is as fully invested as possible in domestic equities from the all cap growth universe––as defined by the Russell 3000 Growth Index––with approximately 80% of holdings in large cap companies and the remaining 20% in small cap companies.  Total fund assets as of 11/30/2012 were approximately $124.4 million.

As of 11/30/2012, the portfolio held 278 equity securities, with no individual holdings constituting more than 5% of the total portfolio.  Portfolio industry and sector weightings were held as close to the benchmark as possible after the required risk factor tilts were implemented.  This is a direct consequence of controlling for undesired exposures while constraining the portfolio to consist of higher-momentum, more value oriented, and smaller securities within the all cap growth universe.  Any industry and sector over- and under-weights are driven by these underlying factor exposures.

During the one year ended 11/30/2012, GFMGX had a total return of 14.91% compared to 14.63% for the Russell 3000 Growth Index.  Multi-Factor Performance attribution revealed that in these past 12 months (11/30/2011 to 11/30/2012), the higher exposure to more value-oriented stocks resulted in a positive contribution of 0.83% relative to the Russell 3000 Growth Index.  The fund’s exposure to smaller securities detracted 0.22% and the exposure to higher momentum securities added 0.41% relative to the Russell 3000 Growth Index over the same time period.  Since the fund’s inception in December 2009, we have been pleased that the fund has tracked our overall expectations.  Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor Growth Equity Fund should be well positioned to deliver a positive investment experience in the US domestic growth equity space, along with exposure to often-overlooked factors within the growth universe.

Our investment approach at Gerstein Fisher is grounded in the efficiency of capital markets, rigorous academic research and sound economic logic.  Our experience of over

20 years demonstrates that the ideas and principles upon which we have built our firm are sound.  We look forward to writing to you again in six months, and we thank you for your continued trust and partnership.

Sincerely,

Gregg S. Fisher, CFA, CFP®
President & Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  Securities with “momentum” have recently had above average returns and may be more volatile than a broad cross-section of securities.

Diversification does not assure a profit or protect against a loss in a declining market

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  The S&P 500® Index measures the performance of 500 of the largest capitalization stocks in the U.S. equity universe.  Book Value is net asset value calculated as total assets minus intangible assets and liabilities.  Ratio of book-to-market value is a ratio used to find the value of a company by comparing the book value of a firm to its market value.

Must be preceded or accompanied by a prospectus.

The Gerstein Fisher Multi-Factor Growth Equity Fund is distributed by Quasar Distributors, LLC.

Gerstein Fisher Multi-Factor International Growth Equity Fund

Dear Fellow Shareholders,

During the trailing one-year period ended 11/30/2012, international developed markets (as measured by the MSCI EAFE Index) rose by 13.16%, despite recessions in Europe and economic weakness in Japan.

Given the recent volatility of international equity markets in general, it is important to recall the role that we envision the Gerstein Fisher Multi-Factor International Growth Equity Fund playing within an investor’s overall globally diversified portfolio.  The fund is designed to be a large-cap developed-market growth equity portfolio with additional exposures to targeted, systematic risk factors, while seeking to avoid non-systematic risks such as industry or company overexposures.  While we seek to capture a larger share of the equity market’s upside, it needs to be understood that this additional return is fundamentally linked to additional risk and volatility.

As specified in fund documentation, the portfolio is as fully invested as possible in international developed equities from the large cap growth universe, as defined by the MSCI EAFE Growth Index.  Total fund assets as of 11/30/2012 were approximately $67.8 million.

As of 11/30/2012, the portfolio held approximately 239 equity securities, with no individual holdings constituting more than 5% of the total portfolio.  Portfolio industry and sector weightings were held as close to the benchmark as possible after the required risk factor tilts were implemented.  This is a direct consequence of controlling for undesired exposures while constraining the portfolio to consist of higher-momentum, more value oriented, and smaller securities within the large cap growth universe.  Any industry and sector over- and under-weights are driven by these underlying factor exposures.  In addition to the risk factor tilts, another source of deviation of the portfolio from the MSCI EAFE Growth Index is due to the difference in country weightings.  Our fund sets a soft cap on any single country’s exposure within the portfolio at 10%.  This country cap redistributes weight from the larger countries in the index, such as Japan and the U.K., to smaller countries such as Norway and Finland.

The risk decomposition of the portfolio relative to the MSCI EAFE Growth Index was also in line with the way the fund is managed.  Aside from the targeted risk factor exposures and the country caps, the other risk factors were constrained to be neutral relative to the benchmark.  The three largest contributors of active risk are due to the differences in country exposures, currency exposures and risk-factor exposures.  In total, over 80% of the active risk comes from these common factors and less than 20% is explained by asset selection.  Again, this is a result of the quantitative approach used by the fund in creating a well-diversified portfolio that contains intentional exposures to certain risk factors and limits the allocation to any single country.

Since the inception of the fund (01/27/2012) through 11/30/2012, GFIGX had a total return of 8.20% compared to 7.62% for the MSCI EAFE Growth Index.  Multi-factor model performance attribution revealed that the greatest source of return deviation relative to the benchmark, i.e., the MSCI EAFE Growth Index, was from the fund’s stated risk-factor exposures.  During the same time period (01/27/2012 to 11/30/2012), the fund’s exposure to higher momentum resulted in a contribution of 0.46% relative to the benchmark index and being invested in more value-oriented stocks had a contribution of 0.04% relative to the benchmark.  In the same period, the exposure of the fund to smaller securities added 0.04% relative to the benchmark.

Since the fund’s inception in January 2012, we have been pleased that the fund has tracked our overall expectations.  Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor International Growth Equity Fund should be well positioned to deliver a positive investment experience in the international-developed growth equity space, along with exposure to often-overlooked factors within the growth universe.

We look forward to writing to you again in six months, and we thank you for your continued trust and partnership.

Sincerely,

Gregg S. Fisher, CFA, CFP®
President & Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.  Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  Securities with “momentum” have recently had above average returns and may be more volatile than a broad cross-section of securities.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. The investment in options is not suitable for all investors. The risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Diversification does not assure a profit or protect against a loss in a declining market.

MSCI EAFE Index measures the performance of international non-US developed stocks (as defined by MSCI) that comprise the top 85% of the market cap of the investable universe (as defined by MSCI).  The MSCI EAFE Growth Index consists of the growth portion (growth being a measure of price relative to book/value/cash flow) of the MSCI EAFE Index.  An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Gerstein Fisher Multi-Factor International Growth Equity Fund is distributed by Quasar Distributors, LLC.

Gerstein Fisher Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/12–11/30/12).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds within sixty days of purchase.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Gerstein Fisher Funds
Expense Examples (Continued)
(Unaudited)

Gerstein Fisher Multi-Factor Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2012 -
	June 1, 2012	November 30, 2012	November 30, 2012*
Actual	$1,000.00	$1,091.10	$6.06
Hypothetical (5% return
before expenses)	$1,000.00	$1,091.20	$5.86

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor International Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2012 -
	June 1, 2012	November 30, 2012	November 30, 2012*
Actual	$1,000.00	$1,165.90	$7.31
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.25	$6.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of domestic companies of any size. Equity securities may also include preferred stocks, exchange-traded funds (“ETFs”) that invest in equities, individual stock options and options on indices.  At any one time, the combined value of options may be up to 5% of the Fund’s net assets.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  Additionally, the Fund may sell shares of securities short for hedging purposes.

Allocation of Portfolio Holdings
(% of Investments)

Average Annual Total Returns as of November 30, 2012

	Gerstein Fisher	Russell 3000
	Multi-Factor	Growth
	Growth Equity	Index

One Year	14.91%	14.63%

Since Inception (12/31/09)	10.87%	11.74%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted

Continued

Gerstein Fisher Multi-Factor Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held less than 60 days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.  One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

Gerstein Fisher Multi-Factor International Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of international companies of any size, including foreign securities and securities of U.S. companies.  The Fund may invest in foreign securities which may include securities of companies in emerging markets or less developed countries.  Equity securities include common stocks, preferred stocks, exchange-traded funds (“ETFs”) that invest in equities, individual stock options and options on indices.

Allocation of Portfolio Holdings
(% of Investments)

Total Returns as of November 30, 2012

	Gerstein Fisher
	Multi-Factor
	International	MSCI EAFE
	Growth Equity	Growth Index

Since Inception (1/27/12)	8.20%	7.62%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling

Continued

Gerstein Fisher Multi-Factor International Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held less than 60 days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI EAFE Growth Index consists of the growth portion (growth being a measure of price relative to book/value/cash flow) of the MSCI EAFE Index.  One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments

November 30, 2012

	Shares	Value

COMMON STOCKS – 97.34%

Accommodation – 0.09%
Wyndham Worldwide Corp.	2,287	$112,269

Administrative and Support Services – 0.22%
AECOM Technology Corp. (a)	5,387	121,692
Expedia, Inc.	1,808	111,843
Liquidity Services, Inc. (a)	1,102	45,248
		278,783
Air Transportation – 0.45%
Alaska Air Group, Inc. (a)	7,454	318,658
SkyWest, Inc.	5,255	60,905
Spirit Airlines, Inc. (a)	2,001	33,577
United Continental Holdings, Inc. (a)	7,153	144,634
		557,774
Ambulatory Health Care Services – 0.25%
Air Methods Corp. (a)	2,820	307,859

Amusement, Gambling, and Recreation Industries – 0.68%
Six Flags Entertainment Corp.	3,181	195,568
Walt Disney Co.	13,007	645,928
		841,496
Animal Production and Aquaculture – 0.33%
Cal-Maine Foods, Inc.	8,879	408,168

Apparel Manufacturing – 0.94%
Carter’s, Inc. (a)	1,829	97,010
PVH Corp.	2,866	328,415
Under Armour, Inc. (a)	564	29,232
VF Corp.	4,416	708,812
		1,163,469
Beverage and Tobacco Product Manufacturing – 5.65%
Altria Group, Inc.	7,548	255,198
Boston Beer Co., Inc. (a)	897	101,334
Brown-Forman Corp.	660	46,319
Coca-Cola Co.	30,562	1,158,911
Coca-Cola Enterprises, Inc.	8,406	262,099
Lorillard, Inc.	305	36,954
Monster Beverage Corp. (a)	9,854	512,901
PepsiCo, Inc.	12,730	893,773
Philip Morris International, Inc.	36,802	3,307,763
Reynolds American, Inc.	10,241	447,737
		7,022,989

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Broadcasting (except Internet) – 2.25%
Comcast Corp.	20,305	$754,940
DIRECTV (a)	987	49,054
Discovery Communications, Inc. (a)	8,562	517,230
Liberty Media Corporation – Liberty Capital (a)	13,405	1,474,416
		2,795,640
Building Material and Garden
Equipment and Supplies Dealers – 2.48%
Home Depot, Inc.	25,892	1,684,792
Lumber Liquidators Holdings, Inc. (a)	9,997	536,639
Sherwin-Williams Co.	5,688	867,534
		3,088,965
Chemical Manufacturing – 10.75%
Abbott Laboratories	25,569	1,661,985
Alexion Pharmaceuticals, Inc. (a)	15,675	1,505,114
CF Industries Holdings, Inc.	7,624	1,631,764
Church & Dwight Co., Inc.	734	39,746
Colgate-Palmolive Co.	5,036	546,406
E.I. du Pont de Nemours & Co.	579	24,978
Eastman Chemical Co.	4,158	253,014
Endo Health Solutions, Inc. (a)	906	25,966
Gilead Sciences, Inc. (a)	4,464	334,800
Hi-Tech Pharmacal Co., Inc. (a)	3,987	120,407
Innophos Holdings, Inc.	6,209	297,473
Johnson & Johnson	7,636	532,458
LyondellBasell Industries NV (b)	19,919	990,572
Medivation, Inc. (a)	36,664	1,912,027
Olin Corp.	9,574	198,469
PDL BioPharma, Inc.	29,730	234,867
Perrigo Co.	4,284	443,394
Questcor Pharmaceuticals, Inc.	15,964	414,266
Regeneron Pharmaceuticals, Inc. (a)	5,394	952,311
Salix Pharmaceuticals Ltd. (a)	773	33,123
Stepan Co.	8,589	858,471
The Mosaic Co.	494	26,706
Watson Pharmaceuticals, Inc. (a)	876	77,097
Westlake Chemical Corp.	3,544	256,621
		13,372,035
Clothing and Clothing Accessories Stores – 1.60%
Buckle, Inc.	704	36,010
DSW, Inc.	505	34,355
Genesco, Inc. (a)	1,911	105,736
Limited Brands, Inc.	4,088	213,189
Ross Stores, Inc.	15,222	866,436

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Clothing and Clothing Accessories Stores – 1.60% (Continued)
TJX Companies, Inc.	16,468	$730,191
		1,985,917
Computer and Electronic Product Manufacturing – 13.88%
Apple, Inc.	9,655	5,650,878
Atmel Corp. (a)	7,982	44,619
Atrion Corp.	149	29,441
Cirrus Logic, Inc. (a)	18,618	583,116
Dell, Inc.	13,115	126,429
EMC Corp. (a)	28,987	719,457
FEI Co.	6,278	345,478
Fossil, Inc. (a)	395	34,144
Harris Corp.	9,836	463,571
Intel Corp.	24,881	486,921
International Business Machines Corp.	26,816	5,096,917
Loral Space & Communications, Inc.	2,870	244,151
Mettler-Toledo International, Inc. (a)	196	36,670
OSI Systems, Inc. (a)	4,626	283,481
QUALCOMM, Inc.	22,074	1,404,347
Skyworks Solutions, Inc. (a)	1,446	32,752
St. Jude Medical, Inc.	742	25,436
Stratasys, Inc. (a)	3,287	246,361
Teradata Corp. (a)	1,742	103,614
TTM Technologies, Inc. (a)	11,530	104,001
Viacom, Inc.	12,856	663,498
Western Digital Corp.	15,807	528,586
		17,253,868
Couriers and Messengers – 0.02%
United Parcel Service, Inc.	356	26,027

Credit Intermediation and Related Activities – 2.68%
American Express Co.	5,699	318,574
Bank of the Ozarks, Inc.	8,300	263,774
Cash America International, Inc.	1,597	59,472
Discover Financial Services	11,203	466,157
Visa, Inc.	9,636	1,442,606
Wells Fargo & Co.	14,808	488,812
World Acceptance Corp. (a)	3,951	288,463
		3,327,858
Data Processing, Hosting and Related Services – 0.62%
AOL, Inc. (a)	17,030	638,966
Automatic Data Processing, Inc.	1,746	99,103
DST Systems, Inc.	521	30,030
		768,099

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Electrical Equipment, Appliance, and
Component Manufacturing – 1.08%
Cooper Industries PLC (b)	6,378	$475,161
Emerson Electric Co.	606	30,439
Generac Holdings, Inc.	24,225	790,462
Hubbell, Inc.	516	43,473
		1,339,535
Electronics and Appliance Stores – 0.15%
Conn’s, Inc. (a)	6,625	187,355

Fabricated Metal Product Manufacturing – 0.96%
Chart Industries, Inc. (a)	5,825	352,296
Sturm Ruger & Co, Inc.	9,130	534,927
Timken Co.	6,868	309,403
		1,196,626
Food and Beverage Stores – 0.48%
Casey’s General Stores, Inc.	7,151	353,260
Harris Teeter Supermarkets, Inc.	697	26,479
Whole Foods Market, Inc.	2,334	217,902
		597,641
Food Manufacturing – 1.72%
B & G Foods, Inc.	10,163	296,556
Bunge Ltd. (b)	12,122	886,846
Darling International, Inc. (a)	8,629	145,571
Hain Celestial Group, Inc. (a)	1,256	75,699
Ingredion, Inc.	8,975	582,926
Kraft Foods Group, Inc. (a)	1,138	51,460
Mondelez International, Inc.	1,050	27,185
Omega Protein Corp. (a)	12,223	76,027
		2,142,270
Food Services and Drinking Places – 1.80%
Chipotle Mexican Grill, Inc. (a)	226	59,614
Hyatt Hotels Corp. (a)	17,496	638,603
McDonald’s Corp.	11,920	1,037,517
Starbucks Corp.	1,180	61,207
Yum! Brands, Inc.	6,535	438,368
		2,235,309
Funds, Trusts, and Other Financial Vehicles – 0.29%
AMERIGROUP Corp. (a)	2,103	193,097
WellCare Health Plans, Inc. (a)	3,444	166,242
		359,339
Furniture and Related Product Manufacturing – 0.37%
Patrick Industries, Inc. (a)	3,315	57,615

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Furniture and Related Product Manufacturing – 0.37% (Continued)
Select Comfort Corp. (a)	14,992	$401,486
		459,101
Gasoline Stations – 0.71%
Susser Holdings Corp. (a)	24,178	882,739

General Merchandise Stores – 4.35%
Dollar General Corp. (a)	24,970	1,248,500
Dollar Tree, Inc. (a)	12,906	538,696
Macy’s, Inc.	6,271	242,688
O’Reilly Automotive, Inc. (a)	3,794	356,940
Pricesmart, Inc.	397	30,775
Target Corp.	3,762	237,495
Tractor Supply Co.	1,899	170,188
Wal-Mart Stores, Inc.	35,793	2,577,812
		5,403,094
Health and Personal Care Stores – 1.48%
CVS Caremark Corporation	10,581	492,122
Express Scripts Holding Co. (a)	10,163	547,278
McKesson Corp.	2,877	271,790
Owens & Minor, Inc.	7,291	199,628
Ulta Salon Cosmetics & Fragrance, Inc.	3,225	323,403
		1,834,221
Heavy and Civil Engineering Construction – 0.29%
KBR, Inc.	2,855	79,369
MasTec, Inc. (a)	6,928	158,236
Primoris Services Corp.	8,294	120,097
		357,702
Insurance Carriers and Related Activities – 4.83%
Allied World Assurance Co. Holdings AG (b)	37,741	3,063,438
Amtrust Financial Services, Inc.	12,347	355,841
Homeowners Choice, Inc.	30,552	635,787
Travelers Companies, Inc.	9,883	699,914
Validus Holdings Ltd. (b)	26,892	953,590
WellPoint, Inc.	5,259	293,978
		6,002,548
Leather and Allied Product Manufacturing – 0.02%
NIKE, Inc.	299	29,147

Machinery Manufacturing – 2.55%
3D Systems Corp. (a)	2,184	97,647
Applied Materials, Inc.	21,678	232,605
Cascade Corp.	601	39,047

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Machinery Manufacturing – 2.55% (Continued)
Caterpillar, Inc.	1,664	$141,839
Coinstar, Inc. (a)	4,672	219,771
Cummins, Inc.	5,390	529,082
Deere & Co.	2,936	246,770
Flowserve Corp.	2,471	342,357
KLA-Tencor Corp.	9,973	453,472
National Oilwell Varco, Inc.	3,253	222,180
Oil States International, Inc. (a)	991	70,084
Roper Industries, Inc.	5,141	573,376
		3,168,230
Management of Companies and Enterprises – 0.43%
EchoStar Corp. (a)	17,235	540,490

Merchant Wholesalers, Durable Goods – 2.52%
Anixter International, Inc.	4,305	262,949
Arrow Electronics, Inc. (a)	17,635	657,080
Covidien PLC (b)	11,101	645,079
Dorman Products, Inc. (a)	15,605	533,691
Henry Schein, Inc. (a)	361	29,158
LKQ Corp. (a)	17,220	377,462
Tessco Technologies, Inc.	6,697	145,794
WW Grainger, Inc.	2,478	480,782
		3,131,995
Merchant Wholesalers, Nondurable Goods – 0.32%
Monsanto Co.	328	30,042
Nu Skin Enterprises, Inc.	7,037	319,480
Procter & Gamble Co.	735	51,325
		400,847
Mining (except Oil and Gas) – 0.01%
Cliffs Natural Resources, Inc.	604	17,365

Miscellaneous Manufacturing – 1.89%
3M Co.	711	64,665
Becton Dickinson & Co.	375	28,751
Cooper Companies, Inc.	2,497	237,065
Edwards Lifesciences Corp. (a)	2,017	175,015
Estee Lauder Companies, Inc.	521	30,348
Intuitive Surgical, Inc. (a)	1,826	965,955
NewMarket Corp.	3,080	817,278
WR Grace & Co. (a)	529	34,634
		2,353,711

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Miscellaneous Store Retailers – 0.13%
1-800-Flowers.com, Inc. (a)	38,757	$121,309
PetSmart, Inc.	606	42,820
		164,129
Motion Picture and Sound Recording Industries – 0.19%
Cinemark Holdings, Inc.	8,730	237,456

Motor Vehicle and Parts Dealers – 0.11%
Advance Auto Parts, Inc.	388	28,382
America’s Car-Mart, Inc. (a)	2,000	73,800
AutoZone, Inc. (a)	74	28,399
		130,581
Nonstore Retailers – 1.44%
Amazon.com, Inc. (a)	1,939	488,725
eBay, Inc. (a)	1,700	89,794
GNC Holdings, Inc.	32,137	1,128,973
Systemax, Inc. (a)	7,574	78,012
		1,785,504
Oil and Gas Extraction – 0.28%
Concho Resources, Inc. (a)	316	25,362
Contango Oil & Gas Co. (a)	6,017	246,636
Halcon Resources Corp. (a)	8,904	55,027
Occidental Petroleum Corp.	327	24,594
		351,619
Other Information Services – 2.59%
BGC Partners, Inc.	10,956	39,442
Google, Inc. (a)	4,562	3,185,964
		3,225,406
Paper Manufacturing – 1.67%
Clearwater Paper Corp. (a)	11,271	448,022
International Paper Co.	5,915	219,683
Kimberly-Clark Corp.	2,178	186,698
Rock-Tenn Co.	8,964	583,019
Schweitzer-Mauduit International, Inc.	17,148	642,535
		2,079,957
Petroleum and Coal Products Manufacturing – 2.40%
Chevron Corp.	16,579	1,752,235
CVR Energy, Inc. (a)	5,556	254,131
Exxon Mobil Corp.	5,053	445,371
HollyFrontier Corp.	10,911	494,596
Western Refining, Inc.	1,189	34,540
		2,980,873

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Plastics and Rubber Products Manufacturing – 0.17%
Armstrong World Industries, Inc.	3,296	$166,480
Jarden Corp.	961	50,847
		217,327
Primary Metal Manufacturing – 0.15%
Handy & Harman Ltd. (a)	11,465	161,313
Precision Castparts Corp.	169	30,993
		192,306
Professional, Scientific, and Technical Services – 4.10%
Accenture PLC (b)	2,481	168,510
Alliance Data Systems Corp. (a)	3,572	508,974
Amgen, Inc.	6,858	608,990
Biogen Idec, Inc. (a)	1,573	234,519
Booz Allen Hamilton Holdings Corp.	12,866	180,253
CACI International, Inc. (a)	7,703	394,008
Cerner Corp. (a)	540	41,699
IHS, Inc. (a)	398	36,672
Mastercard, Inc.	1,669	815,607
Mistras Group, Inc. (a)	5,028	109,057
priceline.com, Inc. (a)	1,838	1,218,888
SolarWinds, Inc. (a)	4,941	276,844
Teledyne Technologies, Inc. (a)	1,655	104,265
Towers Watson & Co.	4,292	226,961
WEX, Inc. (a)	2,346	168,818
		5,094,065
Publishing Industries (except Internet) – 5.68%
Adobe Systems, Inc. (a)	2,986	103,345
Catamaran Corp. (a)(b)	13,898	676,694
Ellie Mae, Inc. (a)	41,232	1,023,378
ePlus, Inc. (a)	3,643	147,323
Microsoft Corp.	94,364	2,511,970
News Corp.	48,564	1,196,617
Oracle Corp.	42,407	1,361,264
TIBCO Software, Inc. (a)	1,539	38,552
		7,059,143
Rail Transportation – 1.52%
CSX Corp.	10,694	211,314
Kansas City Southern	396	30,947
Union Pacific Corp.	13,449	1,651,269
		1,893,530
Rental and Leasing Services – 0.37%
Aircastle Ltd. (b)	22,939	260,816

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Rental and Leasing Services – 0.37% (Continued)
Textainer Group Holdings Ltd. (b)	6,611	$199,520
		460,336
Retailing – 0.08%
Cabela’s, Inc. (a)	2,041	97,499

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 1.94%
BlackRock, Inc.	3,844	757,421
GAMCO Investors, Inc.	3,147	154,203
NASDAQ OMX Group, Inc.	9,402	227,810
Stifel Financial Corp. (a)	1,635	49,737
Virtus Investment Partners, Inc. (a)	10,641	1,222,225
		2,411,396
Support Activities for Mining – 0.22%
Atwood Oceanics, Inc. (a)	3,476	159,896
Rowan Companies PLC (a)(b)	3,601	114,260
		274,156
Support Activities for Transportation – 0.02%
Tidewater, Inc.	588	26,378

Telecommunications – 1.58%
Equinix, Inc. (a)	3,994	741,925
j2 Global, Inc.	5,728	173,215
Time Warner Cable, Inc.	1,310	124,306
Verizon Communications, Inc.	21,073	929,741
		1,969,187
Transportation Equipment Manufacturing – 3.16%
Arctic Cat, Inc. (a)	8,944	336,563
Boeing Co.	558	41,448
BorgWarner, Inc. (a)	473	31,360
Dana Holding Corp.	6,931	98,282
Eaton Corp.	10,134	528,589
HEICO Corp.	731	30,103
Honeywell International, Inc.	491	30,113
Lockheed Martin Corp.	6,939	647,409
Polaris Industries, Inc.	2,858	242,387
TAL International Group, Inc.	4,463	151,965
TransDigm Group, Inc.	7,337	997,979
Triumph Group, Inc.	10,099	662,595
United Technologies Corp.	1,634	130,900
		3,929,693

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Utilities – 0.02%
ITC Holdings Corp.	387	$30,399

Waste Management and Remediation Services – 0.06%
Clean Harbors, Inc. (a)	1,235	70,741

Water Transportation – 0.21%
Golar LNG Ltd. (b)	720	28,138
Royal Caribbean Cruises Ltd. (b)	6,495	228,948
		257,086
Wholesale Electronic Markets and Agents and Brokers – 0.13%
ScanSource, Inc. (a)	5,456	161,225
Total Common Stocks (Cost $102,879,977)		121,050,473

REAL ESTATE INVESTMENT TRUSTS – 0.94%
HCP, Inc.	925	41,671
LTC Properties, Inc.	8,369	273,834
National Health Investors, Inc.	5,677	315,073
Public Storage	1,379	193,943
Rayonier, Inc.	1,300	64,792
Simon Property Group, Inc.	1,800	273,834
Total Real Estate Investment Trusts (Cost $1,010,368)		1,163,147

EXCHANGE TRADED FUNDS – 1.05%
iShares Russell 1000 Growth Index Fund	15,800	1,040,904
Vanguard Small-Cap ETF	3,300	263,934
Total Exchange Traded Funds (Cost $1,261,836)		1,304,838

	Principal
	Amount

SHORT-TERM INVESTMENTS – 0.46%
Money Market Fund – 0.46%
Wells Fargo Advantage Government Money Market Fund	$566,877	$566,877
Total Short-Term Investments (Cost $566,877)		566,877
Total Investments (Cost $105,719,058) – 99.79%		124,085,335
Other Assets in Excess of Liabilities – 0.21%		259,882
TOTAL NET ASSETS – 100.00%		$124,345,217

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor International Growth Equity Fund

Schedule of Investments

November 30, 2012

	Shares	Value

COMMON STOCKS – 98.75%

Australia – 7.05%
AGL Energy Ltd.	3,099	$46,509
ALS Ltd.	8,467	84,114
APA Group	65,284	381,911
BHP Billiton Ltd.	2,757	99,287
Centro Retail Australia	495,934	1,128,725
Coca-Cola Amatil Ltd.	3,378	48,466
CSL Ltd.	8,997	485,267
Iluka Resources Ltd.	4,852	41,772
Incitec Pivot Ltd.	13,470	44,305
Insurance Australia Group Ltd.	22,256	107,631
Newcrest Mining Ltd.	1,817	48,563
Ramsay Health Care Ltd.	25,777	714,839
Rio Tinto Ltd.	799	49,061
Santos Ltd.	3,995	46,508
Suncorp Group Ltd.	25,471	257,809
Sydney Airport (a)	187,514	695,283
Wesfarmers Ltd.	9,644	357,713
Woolworths Ltd.	4,955	151,485
		4,789,248
Austria – 0.05%
Andritz AG	556	35,422

Belgium – 5.33%
Anheuser-Busch InBev NV	31,778	2,790,485
Telenet Group Holding NV	3,250	148,503
UCB SA	3,962	225,121
Umicore SA	8,878	461,626
		3,625,735
Bermuda – 2.26%
Seadrill Ltd.	39,951	1,535,181

Cayman Islands – 0.69%
Sands China Ltd.	96,580	411,726
Wynn Macau Ltd.	19,981	57,084
		468,810
Denmark – 5.56%
Carlsberg A/S	2,668	259,828
Coloplast A/S	4,383	1,023,368
Danske Bank A/S (a)	3,066	52,555
Novo Nordisk A/S	13,622	2,159,229
Novozymes A/S	1,814	49,971
TDC A/S	6,470	44,126

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Denmark – 5.56% (Continued)
Tryg A/S	1,545	$109,929
William Demant Holding A/S (a)	988	80,261
		3,779,267
Finland – 1.23%
Nokian Renkaat OYJ	842	35,201
Pohjola Bank PLC	57,070	797,884
		833,085
France – 6.31%
Arkema SA	572	58,543
AtoS	2,143	152,325
Cie de St-Gobain	2,849	113,797
Cie Generale de Geophysique – Veritas (a)	11,378	347,982
Cie Generale d’Optique Essilor International SA	1,617	156,229
Dassault Systemes SA	1,467	166,158
Imerys SA	886	52,665
Legrand SA	1,384	56,123
LVMH Moet Hennessy Louis Vuitton SA	197	34,591
Pernod-Ricard SA	2,332	264,228
Remy Cointreau SA	8,204	919,083
Societe BIC SA	2,222	277,819
Societe Television Francaise 1	3,431	33,602
Technip SA	2,194	255,077
Wendel SA	620	58,196
Zodiac Aerospace	12,012	1,343,125
		4,289,543
Germany – 10.88%
Adidas AG	2,094	184,203
BASF SE	9,880	885,818
Bayerische Motoren Werke AG – Ordinary Shares	7,286	647,051
Bayerische Motoren Werke AG – Preference Shares	921	56,082
Continental AG (a)	4,446	492,768
Fresenius SE & Co. KGaA	1,374	158,892
GEA Group AG	1,632	53,377
Henkel AG & Co KGaA – Preference Shares	604	50,473
Henkel AG & Co. KGaA – Ordinary Shares	5,783	391,734
Hugo Boss AG	2,033	213,348
Lanxess AG	5,095	443,766
MAN SE	840	88,338
Porsche Automobil Holding SE	1,623	120,486
Siemens AG	522	53,967
Suedzucker AG	16,644	655,635
Volkswagen AG – Ordinary Shares	12,635	2,573,519

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Germany – 10.88% (Continued)
Volkswagen AG – Preferred Shares	1,531	$331,892
		7,401,349
Hong Kong – 4.84%
ASM Pacific Technology Ltd.	7,899	92,563
Bank Of East Asia Ltd.	12,877	49,663
Cheung Kong Infrastructure Holdings Ltd.	53,314	326,314
First Pacific Company Ltd.	301,461	316,459
Galaxy Entertainment Group Ltd. (a)	516,349	1,967,870
Hong Kong & China Gas Co. Ltd.	19,309	52,326
Li & Fung Ltd.	53,529	88,101
SJM Holdings Ltd.	108,670	256,213
Sun Hung Kai Properties Ltd.	3,548	51,905
Swire Pacific Ltd.	7,013	85,951
		3,287,365
Ireland – 2.58%
Elan Corp. PLC (a)	3,286	26,230
James Hardie Industries PLC	98,081	930,933
Kerry Group PLC (a) (London Exchange)	5,562	290,791
Kerry Group PLC (Dublin Exchange)	7,881	412,905
Ryanair Holdings PLC – ADR (a)	2,615	90,034
		1,750,893
Israel – 1.38%
Mellanox Technologies Ltd. (a)	11,152	846,701
Mizrahi Tefahot Bank Ltd. (a)	4,563	44,491
Teva Pharmaceutical Industries Ltd.	1,080	43,707
		934,899
Italy – 1.40%
Assicurazioni Generali SpA	3,522	59,164
Exor SpA	18,655	461,738
Fiat Industrial SpA	4,532	48,460
Pirelli & Co. SpA	29,502	342,796
Saipem SpA	961	42,824
		954,982
Japan – 8.27%
ABC-Mart, Inc.	1,104	47,031
Aeon Mall Co Ltd.	1,985	51,427
Ajinomoto Co., Inc.	3,318	47,450
Asahi Kasei Corp.	9,389	53,740
Bridgestone Corp.	1,970	47,749
Coca-Cola West Co. Ltd.	2,985	46,409
Daihatsu Motor Co. Ltd.	9,944	177,059
Dainippon Sumitomo Pharma Co. Ltd.	4,535	53,431

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Japan – 8.27% (Continued)
Daito Trust Construction Co. Ltd.	1,589	$154,386
FANUC Corp.	228	38,604
Gree, Inc.	2,071	35,978
Hakuhodo DY Holdings	740	47,420
IHI Corporation	21,612	48,155
Isuzu Motors Ltd.	9,715	57,202
ITOCHU Corp.	93,249	935,332
Itochu Techno-Solutions Corp.	4,497	206,329
Iyo Bank Ltd.	5,761	44,810
Japan Airlines Co. Ltd.	1,188	54,619
Japan Tobacco, Inc.	15,916	477,234
KDDI Corp.	1,700	126,145
Keisei Electric Railway Co. Ltd.	10,841	91,620
Koito Manufacturing Co. Ltd.	5,796	79,807
Komatsu Ltd.	2,960	66,740
Konami Corp.	2,076	50,239
Lawson, Inc.	5,517	373,481
Mabuchi Motor Co. Ltd.	1,139	48,096
McDonald’s Holding Co. Japan Ltd.	1,720	49,041
Medipal Holdings Corp.	3,500	41,477
MEIJI Holdings Co. Ltd.	1,018	45,320
Namco Bandai Holdings, Inc.	3,149	44,208
Nexon Co. Ltd.	3,015	33,889
NHK Spring Co Ltd.	8,759	73,705
Nikon Corp.	1,783	49,681
Nishi-Nippon City Bank Ltd.	20,113	48,443
Nissin Foods Holdings Co. Ltd.	1,237	48,826
Oji Holdings Corp.	13,645	43,196
Otsuka Holdings Co. Ltd.	5,304	157,564
Rinnai Corp.	678	47,323
Sanrio Co Ltd.	1,412	50,724
Seven Bank Ltd.	160,338	418,614
Shikoku Electric Power Co., Inc.	2,423	32,991
Softbank Corp.	2,939	110,542
Sumitomo Rubber Industries Ltd.	20,959	248,407
Suruga Bank Ltd.	4,137	53,599
Taiyo Nippon Sanso Corp.	9,136	50,818
Toho Co. Ltd.	2,752	46,343
Toppan Printing Co. Ltd.	8,053	50,011
Tosoh Corp.	42,213	91,011
TOTO Ltd.	6,661	45,698
Toyo Suisan Kaisha Ltd.	1,932	53,043
Ushio, Inc.	4,014	45,991
USS Co. Ltd.	458	48,907

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Japan – 8.27% (Continued)
Yamada Denki Co. Ltd.	2,376	$84,107
Yamaha Corp.	4,865	44,382
		5,618,354
Jersey – 0.47%
Resolution Ltd.	14,219	54,190
Wolseley PLC	5,682	263,995
		318,185
Luxembourg – 0.06%
Millicom International Cellular SA (a)	489	41,990

Netherlands – 7.10%
ASML Holding NV	29,194	1,825,479
European Aeronautic Defence and Space Co. NV	11,781	397,140
Gemalto NV	10,650	980,012
Heineken Holding NV	1,814	98,295
Koninklijke Ahold NV	3,672	46,583
Koninklijke Boskalis Westminster NV	1,361	57,520
Koninklijke Vopak NV	5,466	404,049
SBM Offshore NV (a)	3,617	40,671
Unilever NV	25,712	975,736
		4,825,485
New Zealand – 0.31%
Telecom Corp of New Zealand Ltd.	110,864	210,302

Norway – 0.34%
Aker Solutions ASA	6,861	128,939
Telenor ASA	2,599	52,778
Yara International ASA	948	47,534
		229,251
Portugal – 0.08%
Jeronimo Martins SGPS SA (a)	2,893	53,932

Singapore – 2.93%
Fraser & Neave Ltd.	30,879	238,400
Golden Agri-Resources Ltd.	183,487	99,143
Jardine Cycle & Carriage Ltd.	1,182	47,305
Keppel Corp. Ltd.	36,441	319,516
Singapore Telecommunications Ltd.	35,685	96,770
StarHub Ltd.	389,673	1,189,748
		1,990,882
Spain – 3.45%
Distribuidora Internacional de Alimentacion SA	39,145	243,268

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

Spain – 3.45% (Continued)
Enagas SA	2,557	$52,339
Grifols SA (a)	40,683	1,302,516
Iberdrola SA	12,411	61,669
Inditex SA	4,569	627,236
Repsol SA	2,769	58,773
		2,345,801
Sweden – 6.99%
Assa Abloy AB	6,380	231,149
Atlas Copco AB – Class B	16,057	370,978
Boliden AB	25,677	455,119
Getinge AB	1,576	50,840
Hennes & Mauritz AB	7,876	255,820
Holmen AB	14,364	413,515
Industrivarden AB	2,632	39,096
Lundin Petroleum AB (a)	7,201	170,364
SKF AB	2,146	51,667
Swedbank AB	98,934	1,829,549
Swedish Match AB	22,445	790,414
Tele2 AB	2,658	46,480
Telefomaktiebolaget LM Ericsson	4,712	44,169
		4,749,160
Switzerland – 10.13%
ABB Ltd.	2,544	49,605
Aryzta AG	5,127	259,346
Cie Financiere Richemont SA	6,057	467,503
Julius Baer Group Ltd.	1,242	42,584
Lindt & Spruengli AG – Registered Shares	1	37,801
Lindt & Spruengli AG – Participation Certificate	50	160,803
Lonza Group AG	984	47,462
Nestle SA	10,678	698,957
Pargesa Holdings SA	737	49,532
Partners Group Holding AG	184	40,115
Roche Holdings AG	5,605	1,104,158
Sulzer AG	895	138,775
Swatch Group AG	506	41,997
Swiss Re AG	47,327	3,413,131
Syngenta AG	681	272,643
UBS AG	4,223	66,222
		6,890,634
United Kingdom – 9.06%
3i Group PLC	13,572	46,020
Aberdeen Asset Management PLC	83,499	452,304
Aggreko PLC	1,008	36,058

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value

United Kingdom – 9.06% (Continued)
Anglo American PLC	1,501	$41,687
ARM Holdings PLC	5,063	62,984
Babcock International Group PLC	29,976	478,786
BHP Billiton PLC	1,508	47,495
British American Tobacco PLC	5,037	264,599
BT Group PLC	129,769	485,345
Bunzl PLC	25,144	414,602
Burberry Group PLC	1,686	34,793
Croda International PLC	1,332	50,836
GKN PLC	65,463	233,112
GlaxoSmithKline PLC	5,204	111,450
Imperial Tobacco Group PLC	5,486	219,539
Intertek Group PLC	1,145	56,707
ITV PLC	40,345	64,002
Kingfisher PLC	41,588	185,392
London Stock Exchange Group PLC	6,424	100,701
Meggitt PLC	7,374	46,046
Melrose Industries PLC	411,966	1,405,767
Next PLC	11,157	654,855
Rexam PLC	7,029	49,309
Rio Tinto PLC	964	47,870
Rolls-Royce Holdings PLC – Ordinary Shares (a)	16,977	242,480
Schroders PLC	4,800	122,751
Tate & Lyle PLC	5,079	62,878
Tesco PLC	8,952	46,700
Weir Group PLC	1,688	51,113
WM Morrison Supermarkets PLC	10,399	44,806
		6,160,987
Total Common Stocks (Cost $61,318,813)		67,120,742

PREFERRED STOCKS – 0.00%
United Kingdom – 0.00%
Rolls-Royce Holdings PLC – C Shares (a)	1,290,252	2,067
Total Preferred Stocks (Cost $2,061)		2,067

REAL ESTATE INVESTMENT TRUSTS – 1.11%
France – 0.08%
Unibail-Rodamco SE	228	53,566

Hong Kong – 0.97%
The Link REIT	120,999	656,360

Japan – 0.07%
Japan Retail Fund Investment Corp.	26	47,357
Total Real Estate Investment Trusts (Cost $591,028)		757,283

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value
CORPORATE NOTES – 0.28%
United Kingdom – 0.28%
Electrabel SA
0.250%, 06/29/2015	117,508	$188,266
Total Corporate Notes (Cost $184,417)		188,266

	Principal
	Amount
SHORT-TERM INVESTMENTS – 0.38%
STIT-Treasury Portfolio Money Market Fund	$258,072	$258,072
Total Short-Term Investments (Cost $258,072)		258,072
Total Investments (Cost $62,354,391) – 100.52%		68,326,430
Liabilities in Excess of Other Assets – (0.52)%		(350,710)
TOTAL NET ASSETS – 100.00%		$67,975,720

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Abbreviations:
ADR	American Depository Receipt
A/S	Aktieselskap is the Danish term for a stock company, which signifies that shareholders have limited liability.
AB	Aktiebolag is the Swedish term for stock company.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA	Allmennaksjeselskap is a Norwegian term which signifies that the company is listed in the stock-exchange.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
Ltd	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtiö is the Finnish term for publicly-traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	Société Anonyme is a French term for a publicly traded company.
SE	Societas Europaea is a term for a European Public Limited Liability Company.
SGPS	Sociedade gestora de participacoes socialis is a Portugese term for a holding enterprise.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds

Statement of Assets and Liabilities

November 30, 2012

		Gerstein Fisher
	Gerstein Fisher	Multi-Factor
	Multi-Factor	International
	Growth Equity Fund	Growth Equity Fund
Assets
Investments, at value (cost $105,719,058
and $62,354,391, respectively)	$124,085,335	$68,326,430
Cash	105,262	—
Foreign currencies (cost $52,230)	—	52,092
Dividends and interest receivable	270,129	459,315
Receivable from investments sold	—	3,641,289
Receivable from Fund shares sold	68,054	36,540
Other assets	20,586	12,750
Total Assets	124,549,366	72,528,416

Liabilities
Payable for investments purchased	—	4,436,441
Payable to the Adviser	84,233	41,828
Payable to affiliates	19,940	11,099
Payable for Fund shares redeemed	60,837	32,904
Accrued expenses and other liabilities	39,139	30,424
Total Liabilities	204,149	4,552,696
Net Assets	$124,345,217	$67,975,720

Net Assets Consist Of:
Paid-in capital	$102,091,823	$64,102,816
Accumulated net investment income	775,427	710,227
Accumulated net realized gain	3,111,690	(2,806,318)
Net unrealized appreciation (depreciation) on:
Investments	18,366,277	5,972,039
Foreign currency translation	—	(3,044)
Net Assets	$124,345,217	$67,975,720

Shares of beneficial interest outstanding
(unlimited number of shares authorized,
$0.001 par value)	9,355,877	6,283,253

Net asset value, redemption price and
offering price per share(1)	$13.29	$10.82

(1)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee of the net amount of the redemption on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds

Statement of Operations

For the Year Ended November 30, 2012

		Gerstein Fisher
	Gerstein Fisher	Multi-Factor
	Multi-Factor	International
	Growth Equity Fund	Growth Equity Fund(2)
Investment Income
Dividend income(1)	$2,022,862	$1,259,044
Interest income	53	855
Total Investment Income	2,022,915	1,259,899

Expenses
Advisory fees	863,521	359,415
Administration and accounting fees	160,417	91,757
Transfer agent fees and expenses	42,443	29,092
Audit and tax fees	28,380	21,579
Federal and state registration fees	24,255	22,898
Custody fees	17,438	36,463
Legal fees	13,721	9,771
Reports to shareholders	8,530	2,182
Chief Compliance Officer fees and expenses	6,272	2,913
Trustees’ fees and related expenses	5,635	870
Other expenses	8,558	3,766
Total expense before recoupment	1,179,170	580,706
Expense waiver by Adviser (Note 4)	—	(10,162)
Net expenses	1,179,170	570,544

Net Investment Income	843,745	689,355

Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) from investments	3,449,781	(2,785,446)
Change in net unrealized
appreciation (depreciation) on:
Investments	8,958,761	5,972,039
Foreign currency translation	—	(3,044)
Net Realized and Unrealized
Gain on Investments	12,408,542	3,183,549
Net Increase in Net Assets from Operations	$13,252,287	$3,872,904

(1)	Net of foreign taxes withheld of $2,819 and 130,382, respectively.
(2)	The Gerstein Fisher Multi-Factor International Growth Equity Fund commenced operations on January 27, 2012.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2012	2011
From Operations
Net investment income	$843,745	$243,193
Net realized gain from investments	3,449,781	3,405,808
Net change in unrealized appreciation on investments	8,958,761	1,793,192
Net increase in net assets from operations	13,252,287	5,442,193

From Distributions
Net investment income	(155,260)	(273,468)
Net realized gain on investments	(864,560)	—
Net decrease in net assets resulting
from distributions paid	(1,019,820)	(273,468)

From Capital Share Transactions
Proceeds from shares sold	43,565,112	31,588,794
Net asset value of shares issued to
distributions declared	995,661	261,348
Costs for shares redeemed*	(14,173,804)	(20,521,018)
Net increase in net assets from capital
share transactions	30,386,969	11,329,124

Total Increase in Net Assets	42,619,436	16,497,849

Net Assets
Beginning of year	81,725,781	65,227,932
End of year	$124,345,217	$81,725,781

Accumulated Net Investment Income	$775,427	$122,652

*Net of redemption fees of	$4	$1,402

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor International Growth Equity Fund

Statement of Changes in Net Assets

Period Ended
November 30,
2012(1)
From Operations
Net investment income	$689,355
Net realized gain (loss) from investments	(2,785,446)
Net change in unrealized appreciation on investments	5,968,995
Net increase in net assets from operations	3,872,904

From Capital Share Transactions
Proceeds from shares sold	68,920,886
Costs for shares redeemed*	(4,818,070)
Net increase in net assets from capital
share transactions	64,102,816

Total Increase in Net Assets	67,975,720

Net Assets
Beginning of period	—
End of period	$67,975,720

Accumulated Net Investment Income	$710,227

*Net of redemption fees of	$1,082

(1)	The Fund commenced operations on January 27, 2012.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2012	2011	2010(1)
Net Asset Value, Beginning of Period	$11.71	$10.90	$10.00

Income from investment operations:
Net investment income(2)	0.11	0.04	0.03
Net realized and unrealized
gain on investments	1.61	0.82	0.87
Total from investment operations	1.72	0.86	0.90

Less distributions paid:
From net investment income	(0.02)	(0.05)	—
From net realized gain on investments	(0.12)	—	—
Total distributions paid	(0.14)	(0.05)	—
Paid-in capital from redemption
fees (Note 2)	0.00 (3)	—	0.00 (3)
Net Asset Value, End of Period	$13.29	$11.71	$10.90

Total Return(4)	14.91%	7.86%	9.00%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$124,345	$81,726	$65,228
Ratio of expenses to average net assets:
Before waiver, expense reimbursement
and recoupments(5)	1.16%	1.20%	1.29%
After waiver, expense reimbursement,
and recoupments(5)	1.16%	1.23%	1.25%
Ratio of net investment income
to average net assets:
Before waiver, expense reimbursement
and recoupments(5)	0.85%	0.35%	0.28%
After waiver, expense reimbursement,
and recoupments(5)	0.85%	0.32%	0.33%
Portfolio turnover rate(4)	64.34%	74.74%	141.07%

(1)	The Fund commenced operations on December 31, 2009.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor International Growth Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
November 30,
2012(1)
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment income(2)	0.14
Net realized and unrealized loss on investments	0.68
Total from investment operations	0.82

Paid-in capital from redemption fees (Note 2)	0.00 (3)

Net Asset Value, End of Period	$10.82

Total Return(4)	8.20%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$67,976
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(5)	1.37%
After waiver, expense reimbursement, and recoupments(5)	1.35%
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments(5)	1.61%
After waiver, expense reimbursement, and recoupments(5)	1.63%
Portfolio turnover rate(4)	179.13%

(1)	The Fund commenced operations on January 27, 2012.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds
Notes to Financial Statements
November 30, 2012

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Gerstein Fisher Funds (the “Funds”) are comprised of the Gerstein Fisher Multi-Factor Growth Equity Fund and the Gerstein Fisher Multi-Factor International Growth Equity Fund, and each represent a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Gerstein Fisher Multi-Factor Growth Equity Fund commenced operations on December 31, 2009. The Gerstein Fisher Multi-Factor International Growth Equity Fund commenced operations January 27, 2012. Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were paid by Gerstein, Fisher & Associates, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2012

For the Gerstein Fisher Multi-Factor International Growth Equity Fund, in the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities would generally be categorized as Level 2 in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 hierarchy. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2012:

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2012

Gerstein Fisher Multi-Factor Growth Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$121,050,473	$—	$—	$121,050,473
Real Estate Investment Trusts	1,163,147	—	—	1,163,147
Exchange Traded Funds	1,304,838	—	—	1,304,838
Total Equity	123,518,458	—	—	123,518,458
Short-Term Investments	566,877	—	—	566,877
Total Investments in Securities	$124,085,335	$—	$—	$124,085,335

Gerstein Fisher Multi-Factor International Growth Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$1,767,433	$65,353,309	$—	$67,120,742
Preferred Stocks	—	2,067	—	2,067
Real Estate Investment Trusts	—	757,283	—	757,283
Corporate Bonds	—	188,266	—	188,266
Total Equity	1,461,771	66,606,587	—	68,068,358
Short-Term Investments	258,072	—	—	258,072
Total Investments in Securities	$1,719,843	$66,606,587	$—	$68,326,430

During the period, there were no significant transfers between levels for the Funds.  The Funds did not hold any Level 3 securities during the period.

The Funds did not hold financial derivative instruments during the period presented.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment,

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2012

resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute net investment income and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2012

on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Funds charge a 1.00% redemption fee on the net amount of the redemption on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on an identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2012 and November 30, 2011 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor
Growth Equity Fund
Year Ended November 30, 2011	$273,468	$—
Year Ended November 30, 2012	$155,260	$864,560

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor
International Growth Equity Fund
Period Ended November 30, 2012(1)	$—	$—

(1)	The Gerstein Fisher Multi-Factor International Growth Equity Fund commenced operations on January 27, 2012.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2012

As of November 30, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

		Gerstein Fisher
	Gerstein Fisher	Multi-Factor
	Multi-Factor	International
	Growth Equity	Growth Equity
	Fund	Fund(1)
Cost basis of investments for
federal income tax purposes	$105,875,642	$62,555,391
Gross tax unrealized appreciation	20,717,081	6,766,728
Gross tax unrealized depreciation	(2,507,388)	(995,689)
Net tax unrealized appreciation	18,209,693	5,771,039
Undistributed ordinary income	789,158	903,853
Undistributed long-term capital gain	3,254,543	—
Total distributable earnings	4,043,701	903,853
Other accumulated losses	—	(2,801,988)
Total accumulated gains	$22,253,394	$3,872,904

(1)	The Gerstein Fisher Multi-Factor International Growth Equity Fund commenced operations on January 27, 2012.

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and a mark-to-market PFIC adjustment.

At November 30, 2012, the Gerstein Fisher Multi-Factor International Growth Equity Fund had short-term capital losses of $2,798,944, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Gerstein Fisher Multi-Factor International Growth Equity Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the period ended November 30, 2012, prior to any other amounts.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2012, the following table shows the reclassifications made:

		Gerstein Fisher
	Gerstein Fisher	Multi-Factor
	Multi-Factor	International
	Growth Equity	Growth Equity
	Fund	Fund(1)
Undistributed net investment income (loss)	$(33,752)	$20,872
Accumulated net realized gain (loss)	$(139,195)	$(20,872)
Paid-in capital	$172,947	$—

(1)	The Gerstein Fisher Multi-Factor International Growth Equity Fund commenced operations on January 27, 2012.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2012

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2012. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2012. At November 30, 2012, the fiscal tax years 2010 and 2012 remain open to examination for the Gerstein Fisher Multi-Factor Growth Equity Fund and the fiscal tax year 2012 remains open to examination for the Gerstein Fisher Multi-Factor International Growth Equity Fund in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.85% of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses, through the expiration date listed below at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that each Fund’s operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

	Expense
	Limitation Cap	Expiration Date
Gerstein Fisher Multi-Factor
Growth Equity Fund	1.25%	March 30, 2014
Gerstein Fisher Multi-Factor
International Growth Equity Fund	1.35%	January 27, 2015

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

Gerstein Fisher
	Gerstein Fisher	Multi-Factor
	Multi-Factor	International
	Growth Equity	Growth Equity
	Fund	Fund
May 2015	$0	$10,162

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and fund accountant; coordinates the

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2012

preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  For the year ended November 30, 2012, administration and accounting fees of $160,417 and $91,757 were incurred for the Gerstein Fisher Multi-Factor Growth Equity and Gerstein Fisher Multi-Factor International Growth Equity Funds, respectively.  At November 30, 2012, the Administrator and Fund Accountant were owed fees of $13,827 and $6,277 for the Gerstein Fisher Multi-Factor Growth Equity and Gerstein Fisher Multi-Factor International Growth Equity Funds, respectively.

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  For the year ended November 30, 2012, the Gerstein Fisher Multi-Factor Growth Equity Fund incurred $42,443 and $17,438 in transfer agency and custody fees, respectively.  For the period ended November 30, 2012, the Gerstein Fisher Multi-Factor International Growth Equity Fund incurred $29,092 and $36,463 in transfer agency and custody fees, respectively.  At November 30, 2012, the Gerstein Fisher Multi-Factor Growth Equity Fund owed fees of $3,845 and $1,516 for transfer agency and custody fees, respectively.  At November 30, 2012, the Gerstein Fisher Multi-Factor International Growth Equity Fund owed fees of $2,807 and $1,728 for transfer agency and custody fees, respectively.

The Gerstein Fisher Multi-Factor Growth Equity and the Gerstein Fisher Multi-Factor International Growth Equity Funds have a line of credit with US Bank (see Note 8).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended November 30, 2012, $6,272 and $2,913 of the Trust’s Chief Compliance Officer fee was allocated to the Gerstein Fisher Multi-Factor Growth Equity and Gerstein Fisher Multi-Factor International Growth Equity Funds, respectively.  At November 30, 2012, the Gerstein Fisher Multi-Factor Growth Equity and Gerstein Fisher Multi-Factor International Growth Equity Funds owed fees of $751 and $288, respectively, for the Chief Compliance Officer’s services.

(6)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Gerstein Fisher Multi-Factor Growth Equity Fund

	Year Ended	Year Ended
	November 30, 2012	November 30, 2011
Shares sold	3,400,428	2,750,855
Shares reinvested	86,429	22,726
Shares redeemed	(1,111,416)	(1,775,301)
Net increase	2,375,441	998,280

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2012

Gerstein Fisher Multi-Factor International Growth Equity Fund

Period Ended
November 30, 2012(1)
Shares sold	6,764,706
Shares redeemed	(481,453)
Net increase	6,283,253

(1)	The Fund commenced operations January 27, 2012.

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the year ended November 30, 2012, are listed below. The Funds did not have any purchases or sales of long-term U.S. Government securities.

	Purchases	Sales
Gerstein Fisher Multi-Factor
Growth Equity Fund	$98,136,396	$(65,291,639)
Gerstein Fisher Multi-Factor
International Growth Equity Fund(1)	$153,789,575	$(88,361,803)

(1)  The Fund commenced operations January 27, 2012.

(8)	Line of Credit

The Gerstein Fisher Multi-Factor Growth Equity Fund has a line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate. The credit facility is with the Fund’s custodian, US Bank.  During the twelve months ended November 30, 2012, the Fund had borrowings on the line of credit on 13 days, with an average borrowing and interest rate on those days of $131,769 and 3.25%, respectively.  The maximum amount of borrowings during the period was $265,000.

The Gerstein Fisher Multi-Factor International Growth Equity Fund has a line of credit in the amount of $10,000,000.  This line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate. The credit facility is with the Fund’s custodian, US Bank.  During the period ended November 30, 2012, the Fund had borrowings on the line of credit on 2 days, with an average borrowing and interest rate on those days of $43,500 and 3.25%, respectively.  The maximum amount of borrowings during the period was $50,000.

Gerstein Fisher Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of the Gerstein Fisher Multi-Factor Growth Equity Fund and Gerstein Fisher Multi-Factor International Growth Equity Fund andthe Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Gerstein Fisher Multi-Factor Growth Equity Fund and Gerstein Fisher Multi-Factor International Growth Equity Fund (the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of November 30, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years presented in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing opinions on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of November 30, 2012, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the years presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
January 29, 2013

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2012 to consider the renewal of the Investment Advisory Agreement, as amended (the “Agreement”), between the Trust, on behalf of the Gerstein Fisher Multi-Factor Growth Equity Fund (the “Fund”), a series of the Trust, and Gerstein Fisher & Associates, Inc., the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one year term ending August 31, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the investment advisory agreement between the Trust, on behalf of the Gerstein Fisher Multi-Factor Growth Equity Fund, and the Adviser, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Gregg S. Fisher, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date and one-year periods ended July 31, 2012.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to multiple benchmark indices, specifically the Russell 3000 Growth Index, the Russell 1000 Growth Index and the S&P 500 Index, and in comparison to a peer group of U.S. open-end large growth funds as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed account that is similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund’s performance for the year-to-date and one-year periods ended July 31, 2012 was above its Morningstar Peer Group averages, falling within the second quartile and first quartile, respectively.  The Trustees further noted that for the year-to-date, one-year and since inception periods ended May 31, 2012, the Fund’s performance was in alignment with that of its benchmark indices.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed account that was similar to the Fund in terms of investment strategy, as well as the recoupment of previously waived fees and reimbursed expenses by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized the Fund’s operations and had fully recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 30, 2012 meeting, as well as the presentations made by the Adviser over the course of the year.

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

The Trustees noted that the Fund’s contractual management fee of 0.85% fell at the top of the fourth quartile and was above the Morningstar Peer Group average of 0.67%, which fell in the third quartile.  The Trustees noted that the Fund was operating below its expense cap of 1.25%.  The Trustees observed that the Fund’s total expenses of 1.23% fell within the fourth quartile and was above the Morningstar Peer Group average of 0.98%, which fell in the third quartile.  The Trustees then compared the fees paid by the Fund to the total fees charged to the Adviser’s separately-managed account that was similar to the Fund in terms of investment strategy, and noted that these fees were similar.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees noted that the Fund was operating below its expense cap of 1.25%, and that the Adviser had recovered all previously waived fees and reimbursed expenses.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser was open to consider breakpoints in its fee structure when the asset level of the Fund increased.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

Gerstein Fisher Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Gerstein Fisher Funds
Additional Information
(Unaudited)

Tax Information

The Funds designated the following percentages of ordinary dividends declared during the fiscal year ended November 30, 2012 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Gerstein Fisher Multi-Factor Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor International Growth Equity Fund	0.00%

The Funds designated the following percentages of ordinary dividends declared from net investment income during the fiscal year ended November 30, 2012, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

Gerstein Fisher Multi-Factor Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor International Growth Equity Fund	100.00%

The Gerstein Fisher Multi-Factor Growth Equity Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section (852)(b)(3), the amount necessary to reduce the earnings on profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2012.  The Fund utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction.  The amount designated as long-term capital gains was as follows:

Gerstein Fisher Multi-Factor Growth Equity Fund	$139,195

The Gerstein Fisher Multi-Factor International Growth Equity Fund has elected to pass through to its shareholders the foreign taxes paid for the period ended November 30, 2012 as follows:

			Foreign
	Foreign	Foreign	Paid Taxes
	Dividend Income	Taxes Paid	per share
Gerstein Fisher Multi-Factor International Growth Equity Fund	1,328,412	130,328	0.0207

Ordinary Income Dividend and Foreign Tax Credit

The Gerstein Fisher Multi-Factor International Growth Equity Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below.  Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or itemized deduction in an amount equal to $0.0155 per share for each share owned on November 30, 2012, in computing their tax liability.  It is generally more advantageous to claim a credit than a deduction.

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-473-1155.

Independent Trustees

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	26	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 57		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	26	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 56		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Jonas B. Siegel	Trustee	Indefinite	Retired; Managing	26	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 69		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		Fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee,
			(1994–2011); Vice		Gottex Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		Fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			1997–2007); President,		Independent
			CAO and CCO,		Manager,
			Granum Securities,		Ramius IDF
			LLC (a broker-dealer)		Fund Complex
			(1997–2007).		(two closed-end
investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	26	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 50	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 55	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present).
	Accounting	Since
	Officer	September 10,
2008
(Treasurer)

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 65	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 32		2005	(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 38		2008	Services, LLC
(2002–present).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 30		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 800-473-1155. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Gerstein Fisher Multi-Factor Growth Equity and Gerstein Fisher Multi-Factor International Growth Equity Funds’ proxy voting record for the most recent 12-month period ended June 30, is available without charge, either upon request by calling the Funds toll free at 800-473-1155 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-473-1155 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

GERSTEIN FISHER FUNDS

Investment Adviser	Gerstein, Fisher & Associates, Inc.
565 Fifth Avenue, 27th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2012(1)	FYE 11/30/2011(2)
Audit Fees	$41,055	$23,150
Audit-Related Fees	0	0
Tax Fees	9,900	$4,890
All Other Fees	0	0

(1)	Cost related to Gerstein Fisher Multi-Factor Growth Equity Fund & Gerstein Fisher Multi-Factor International Growth Equity Fund
(2)	Cost related to Gerstein Fisher Multi-Factor Growth Equity Fund

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2012	FYE 11/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2012	FYE 11/30/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date February 7, 2013

By (Signature and Title)*       /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date February 7, 2013

* Print the name and title of each signing officer under his or her signature.